                                                           SEMIANNUAL REPORT TO
                                                    SHAREHOLDERS FOR THE PERIOD
                                                           ENDED APRIL 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers.



KEMPER LATIN
AMERICA FUND



                              "...Because we launched the fund after the (Asian)
                                 crisis was well underway, we were able to avoid
                                        much of the negative effects and pick up
                                          some assets at discounted prices. ..."




                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS PORTFOLIO STATISTICS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE FOUR-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                          3.26%
CLASS B                                          2.95%
CLASS C                                          2.95%
LIPPER LATIN AMERICA FUNDS CATEGORY AVERAGE*     1.10%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investments in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity that may increase the volatility of your investment.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF     AS OF
                                   4/30/98   12/31/97
--------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND
    CLASS A                         $9.81     $9.50
--------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND
    CLASS B                         $9.78     $9.50
--------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND
    CLASS C                         $9.78     $9.50
--------------------------------------------------------------------------------

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
TERMS TO KNOW
--------------------------------------------------------------------------------

EMERGING MARKETS A developing or emerging country in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures and political systems that are generally less diverse, mature and stable than in the United States.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from TECHNICAL ANALYSIS, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER
FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

        As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

        Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

        While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

        On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

        Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

        Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

        U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between
2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

        Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

        Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

        Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (5/31/98)      6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.65               5.81            6.49             6.91
PRIME RATE(2)                   8.5                8.5             8.5              8.25
INFLATION RATE(3)*              1.5                1.89            2.23             2.89
THE U.S. DOLLAR(4)              6.86              10.26            5.52             9.15
CAPITAL GOODS ORDERS(5)*        9.28              10.28            7.16             3.48
INDUSTRIAL PRODUCTION(5)*       3.85               5.76            4.28             3.79
EMPLOYMENT GROWTH(6)            2.61               2.8             2.5              2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Change in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

                             THE ONGOING FINANCIAL TROUBLES IN SOUTHEAST ASIA HAVE CAST A SHADOW OVER ALL EMERGING MARKET REGIONS FOR THE PAST SIX MONTHS, AS CAUTIOUS FOREIGN INVESTORS FLED TO THE RELATIVE SAFETY OF THEIR DOMESTIC MARKETS. HOWEVER, GREATLY IMPROVED ECONOMIC SITUATIONS IN MOST LATIN AMERICAN COUNTRIES AND ATTRACTIVE VALUATION LEVELS INDICATE ENORMOUS POTENTIAL FOR THIS OVERLOOKED REGION. FOUR MONTHS AFTER THE LAUNCH OF KEMPER LATIN AMERICA FUND, PORTFOLIO MANAGER TARA KENNEY DISCUSSES THE FUND'S STRONG PERFORMANCE OUT OF THE GATE AND ITS LONGER-TERM POTENTIAL.

Q

      THE ASIAN FINANCIAL CRISIS WAS WELL DEVELOPED WHEN THE FUND WAS LAUNCHED ON DECEMBER 31, 1997. ALTHOUGH THE INITIAL OUTLOOK FOR LATIN AMERICA WAS DIRE, THE ACTUAL IMPACT HAS BEEN LESS THAN EXPECTED. WHY?

A
      The Latin American equity markets have suffered in the wake of the Asian crisis, primarily because of a drop in investor confidence in emerging markets. However, the damage has fallen short of initial fears. After a brief period of uncertainty near the end of 1997, local interest rates and premiums on sovereign borrowings are dropping while equity market volatility is improving. In addition, Latin exchange rates have weathered the storm surprisingly well, and are an additional indicator of improving confidence in the region.

  The long-term impact may indeed be positive, as the crisis forced Brazil to accelerate fiscal adjustment and structural reform and Mexico to address certain political structure inadequacies. Brazil skillfully managed an attack on its currency in the fourth quarter of last year while most Asian markets were under tremendous pressure.

  From December 31, 1997, through April 30, 1998, the fund was up 3.26 percent (Class A shares, unadjusted for any sales charge) versus -1.98 percent for the International Finance Corporation's Latin America Investable Total Return Index. The timing of the fund's launch was rather fortuitous and contributed to the fund's outperformance. Because we launched the fund after the crisis was well underway, we were able to avoid much of the negative effects, such as the attack on Brazil's currency and the large capital outflows other Latin American funds experienced as investors fled the region. We were actually able to pick up some assets at discounted prices.

Q

      MANAGING A FUND IN SUCH AN ENVIRONMENT MUST BE DIFFICULT. WHAT IS YOUR INVESTMENT APPROACH?

A
      In light of the Asian issue, we looked for companies with low leverage, high cash balances and the ability to pass on price increases. This is the hallmark of the way we invest anyway, and these are the kinds of companies that are going to be less susceptible to the kinds of downturns we've seen since the crisis.

  Because we were starting out in January, we were able to buy into markets that were beaten up because of the "Asian contagion." Last year Brazil was greatly impacted, but at the beginning of this year Brazil looked fine so we invested heavily there. It actually outperformed the other big markets.

PERFORMANCE Update

[KENNEY PHOTO]
Tara Kenney is a member of Scudder Kemper Investments' Global Equity Group, focusing on portfolio management of Latin American equity securities. Kenney has 15 years of experience in the field. She received a bachelor's degree in political science and Latin American studies from the University of Notre Dame and an M.B.A. degree in finance from New York University.
The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any
                                                                               5
time, based on market and other conditions.

  Our investment approach is to take advantage of the evolving economic and political trends in Latin America. In doing so we use a bottom-up approach where we focus on a company's financial strength and quality of management, business strategy, competitive position and investment valuation.

  To us, company selection is far more important than country allocation. We build the portfolio based on the best companies at appropriate valuation levels. Because of the inherent volatility of the regions we invest in, we look for companies that can generate a large cash flow and that have low debt levels. We look for strong companies with proven management because we know that in emerging markets, political and social upheavals are common. At day's end, if the company is strong it will survive.

Q

      WHAT ISSUES BESIDES THE ASIAN CRISIS ARE AFFECTING THE MARKETS IN LATIN AMERICA?

A
      In 1997, we attributed the region's outperformance to three factors: strengthening economics, attractive equity valuations and buoyant capital flows. For 1998, two of the three cornerstones are still in place. We expect regionwide economic performance to remain strong, with gross domestic product (GDP) growth surpassing estimates in most cases. Latin America is trading at a discount to Asia with much higher and more certain earnings levels. The valuation spread between the U.S. and Latin America continues to widen, with U.S. equities trading at a significant premium to that of Latin America.

  The major factor that continues to trouble the Latin American market is the lack of capital flows to the region. Non-dedicated Latin investors and emerging markets investors have been slow to return to the region, and have continued to shift funds out of Latin America. With the significant outperformance in Europe and the United States for the first quarter, and the bounce in Asia, Latin America has been the odd man out.

Q

      BRIEFLY SHARE YOUR OUTLOOK FOR THE INDIVIDUAL LATIN AMERICAN COUNTRIES.

A
      Brazil's market is up 8.4 percent in U.S. dollars so far in 1998, and we expect the country to continue to outperform the rest of Latin America. Economic conditions have improved dramatically, with foreign reserves up and interest rates expected to be down to the low 20 percent range by mid-year. GDP growth is likely to be positive for 1998 and the chronic battle against inflation appears to be won. However, prospects for improved fiscal results for 1998 are not good, as the beneficial impact of November's deficit reduction package is largely offset by higher interest payments and election-related spending. Corporate earnings growth continues to be robust, and largely independent of the level of economic growth.

  In Argentina, GDP growth has proven resilient to the Asian contagion. Falling commodity prices for oil and agricultural goods coupled with strong growth in imports have caused a trade imbalance which has been a concern of late. In recent years, the government has increased debt levels due to easy access to capital markets and global liquidity. We are monitoring those levels closely. Our investments in Argentina are primarily concentrated in the oil and gas and service sectors.

  After outperforming during the second half of 1997, the Mexican market has suffered the most in 1998. The IFC Investable Index for Mexico is down over 6 percent in dollar terms through April 30. The combination of lower oil prices, peso jitters, and inflation fears has fueled the sell-off. However, we are impressed with the government's resolve to maintain its fiscal targets and meet its inflation goals, as it responded to the changing economic environment with both fiscal and monetary tightening. We foresee accelerating earnings growth in Mexico in 1998.

  The Chilean market remains vulnerable to commodity prices (copper and pulp) and is most exposed to Asia, with over one-third of its exports to that part of the world. We have selectively added to the Chilean phone company this period, on weakness and the conviction that it has survived competition and remains one of the best-run phone companies in Latin America.

  Peru has suffered damage from El Nino and from investor apathy toward the market. Year to date the market is up just 0.8 percent in dollar terms. While the economic team should be commended for their management of the economy during this time of crisis, investors have remained on the sidelines. We expect the negative economic activity to continue into the second half of the year. Our holdings are concentrated in the consumer staples and cement companies, which should gain momentum at that time.

Q

      WHAT ARE SOME INDUSTRIES AND COMPANIES YOU ARE HEAVILY INVESTED IN? TO WHAT DO YOU ATTRIBUTE THEIR SUCCESS IN TODAY'S MARKET?

A
      A theme running through the portfolio is that of companies that have already gone through privatization and deregulation, such

                                                              Performance UPDATE
as telecommunications firms and some of the electric utilities in Brazil. There is also the broader theme of consumer goods companies that have pricing power, generate healthy cash flows and have large market shares. This would apply to companies across the region, and is evidenced by our large concentration in food and beverage companies.

  Telephone companies are a strong holding now for many reasons, and we're seeing an increasing amount of investment going into these companies. They tend to be large liquid companies, which is important in an emerging market environment. There is enormous pent-up demand for telephone systems in this part of the world. Also, many are benefiting from the privatization in the telecommunications sector. Our largest telecommunications holdings include Telefonos de Mexico and Telecomunicacoes Brasileiras.

  The utility sector such as electricity is also well represented, mainly in Brazil, which has been undergoing rapid privatization and is attracting large amounts of investment. Examples of our holdings in this market and sector include CEMIG and COPEL. We've also invested in the Argentine oil and gas company YPF.

Q

      WHAT IS YOUR OUTLOOK FOR THIS REGION AND FOR KEMPER LATIN AMERICA FUND?

A
      The outlook for Latin America remains bright. The fundamentals are the best they've been in decades. The valuations of Latin America companies are very reasonable, given their global counterparts, and are undergoing structural changes that we think are beneficial for investors.

  We just need liquidity to return to the region. The money coming out of the region is hurting returns. It's a matter of time before U.S. and global investors turn back to Latin America. They're happy with their returns at home and don't see a reason to take on more risk.

  I think second quarter numbers from Asia may surprise on the negative side and investors are going to get nervous about Asia again. If Latin America continues to show strong results, we can hopefully avoid being painted with the same brush as Asia. The situations are very different in Latin America and Asia. Latin companies have, by and large, restructured their balance sheets and are lower leveraged than their Asian counterparts. The banking sector is in much better shape and represents far less of a concentration in the stock market than Asia. Finally, the Latin markets are not suffering from overcapacity and, due to their strong domestic markets, are not reliant on exports for growth.

PERFORMANCE Update

INDUSTRY SECTORS

KEMPER LATIN AMERICA FUND'S COMPOSITION BY SECTOR*

DATA SHOWS THE PERCENTAGE OF THE EQUITY SECURITIES IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON APRIL 30, 1998.

                                 [BAR GRAPH]


CONSUMER STAPLES                       28.8%

COMMUNICATIONS                         22.7%

UTILITIES                              11.5%

FINANCE                                 8.5%

METAL & MINERALS                        8.5%

ENERGY                                  8.4%

MANUFACTURING                           5.0%

CONSTRUCTION                            4.6%

CONSUMER DISCRETIONARY                  2.0%

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                          ON 4/30/98
--------------------------------------------------------------------------------
    BRAZIL                                    41%
--------------------------------------------------------------------------------
    MEXICO                                    38%
--------------------------------------------------------------------------------
    ARGENTINA                                  9%
--------------------------------------------------------------------------------
    PERU                                       6%
--------------------------------------------------------------------------------
    CHILE                                      3%
--------------------------------------------------------------------------------
    OTHER                                      3%
--------------------------------------------------------------------------------
                                             100%

                                  [PIE CHART]

*Portfolio composition is subject to change.

KEMPER LATIN AMERICA FUND'S 10 LARGEST HOLDINGS*

Representing 49.9 percent of the fund's equity holdings on April 30, 1998.


                                   HOLDINGS                                   COUNTRY             PERCENT
-------------------------------------------------------------------------------------------------------

1.          TELEFONOS DE MEXICO S.A.                                Mexico                        10.4%
-------------------------------------------------------------------------------------------------------

2.          TELECOMUNICACOES BRASILEIRAS S.A.                       Brazil                         7.8%
-------------------------------------------------------------------------------------------------------

3.          PANAMERICAN BEVERAGES INC.                              Mexico                         5.8%
-------------------------------------------------------------------------------------------------------

4.          YPF S.A.                                                Argentina                      5.1%
-------------------------------------------------------------------------------------------------------

5.          COMPANHIA ENERGETICA DE MINAS GERAIS                    Brazil                         4.2%
-------------------------------------------------------------------------------------------------------

6.          COMPANHIA CERVEJARIA BRAHMA                             Brazil                         3.6%
-------------------------------------------------------------------------------------------------------

7.          CEMENTOS LIMA S.A.                                      Peru                           3.5%
-------------------------------------------------------------------------------------------------------

8.          COMPANIA DE TELEFONOS DE CHILE S.A.                     Chile                          3.3%
-------------------------------------------------------------------------------------------------------

9.          PETROLEO BRASILEIRO S.A.                                Brazil                         3.3%
-------------------------------------------------------------------------------------------------------

10.         BANCO ITAU S.A.                                         Brazil                         2.9%
-------------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

LARGEST Holdings

KEMPER LATIN AMERICA FUND

Portfolio of Investments at April 30, 1998 (unaudited)


                                                                                                        MARKET
       EQUITY SECURITIES--100%                                                      NUMBER OF SHARES   VALUE ($)
ARGENTINA--8.5%                          Dalmine Siderca
                                           (STEEL PRODUCER)                                10,000         24,104
                                         Quilmes Industrial S.A. (ADR)
                                           (LEADING BEER DISTRIBUTOR)                       2,000         22,125
                                         YPF S.A. "D" (ADR)
                                           (PETROLEUM COMPANY)                              2,000         69,750
                                         ---------------------------------------------------------------------------
                                                                                                         115,979
--------------------------------------------------------------------------------------------------------------------
BRAZIL--40.8%                            Aracruz Celulose S.A. "B" (ADR)
                                           (PRODUCER OF EUCALYPTUS KRAFT PULP)              1,000         15,750
                                         Banco Bradesco S.A. (pfd.)
                                           (COMMERCIAL BANK)                            4,000,000         36,725
                                         Banco Itau S.A. (pfd.)
                                           (BANK)                                          60,000         40,397
                                         Companhia Cervejaria Brahma (pfd.)
                                           (LEADING BEER PRODUCER AND DISTRIBUTOR)         75,000         48,857
                                         Companhia Energetica de Minas Gerais
                                           (pfd.)
                                           (ELECTRIC POWER UTILITY)                     1,175,000         57,021
                                         Companhia Paranaense de Energia (pfd.)         2,000,000         27,981
                                         Companhia Paranaense de Energia (voting)       2,500,000         28,855
                                         (ELECTRIC UTILITY)
                                         Companhia Paulista de Forca e Luz
                                           (ELECTRIC POWER UTILITY)                       310,000         42,828
                                         Companhia Souza Cruz Industria e Comercio
                                           (voting)
                                           (HOLDING COMPANY: CIGARETTES AND
                                           TOBACCO, FIBER CELLULOSE)                        3,500         28,615
                                         Industrias Klabin de Papel e Celulose
                                           S.A. (pfd.)
                                           (PRODUCER OF PAPER AND PAPER PRODUCTS,
                                           NEWSPRINT, AND CARDBOARD BOXES)                 45,000         28,330
                                         Petroleo Brasileiro S.A. (pfd.)
                                           (PETROLEUM COMPANY)                            175,000         44,375
                                         Telecomunicacoes Brasileiras S.A. (ADR)
                                           (TELECOMMUNICATION SERVICES)                       875        106,586
                                         Telecomunicacoes do Parana S.A. (pfd.)
                                           (TELECOMMUNICATION SERVICES)                    30,000         17,129
                                         Usinas Siderurgicas de Minas Gerais S.A.
                                           (pfd.)
                                           (STEEL MANUFACTURER)                             5,000         32,790
                                         ---------------------------------------------------------------------------
                                                                                                         556,239
--------------------------------------------------------------------------------------------------------------------
CHILE--3.3%                              Compania de Telefonos de Chile, S.A.
                                           (ADR)
                                           (TELECOMMUNICATION SERVICES)                     1,800         45,113
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
COLOMBIA--1.6%                           Bavaria S.A.
                                           (PRODUCER AND DISTRIBUTOR OF BEER AND
                                           OTHER MALT BEVERAGES, MINERAL WATER AND
                                           SOFT DRINKS)                                     3,500         22,304
                                         ---------------------------------------------------------------------------

                                                        Portfolio of INVESTMENTS


                                                                                                        MARKET
          EQUITY SECURITIES                                                         NUMBER OF SHARES   VALUE ($)
MEXICO--38.2%                            (a)Fomento Economico Mexicano, S.A. de
                                           C.V. "B"
                                           (PRODUCER OF BEER AND SOFT DRINKS)               4,500         33,292
                                         Gruma S.A. de C.V.
                                           (PRODUCER AND DISTRIBUTOR OF CORN
                                           FLOUR)                                          10,000         22,949
                                         Grupo CIFRA S.A. de C.V. "C"
                                           (DISCOUNT RETAILER)                             16,000         27,218
                                         Grupo Financiero Inbursa, S.A. de C.V.
                                           "B"
                                           (BROKERAGE, INSURANCE, BANKING AND
                                           LEASING SERVICES)                                7,000         21,358
                                         Grupo Industrial Bimbo, S.A. de C.V. "A"
                                           (PRODUCER OF BREAD AND OTHER BAKED
                                           GOODS)                                          10,000         25,093
                                         Grupo Industrial Maseca S.A. de C.V.
                                           (ADR)
                                           (FOOD PRODUCER)                                  3,500         38,500
                                         Grupo Industrial Saltillo, S.A. de C.V.
                                           (MANUFACTURER OF SMELTED STEEL
                                           PRODUCTS)                                        7,400         31,558
                                         Grupo Modelo S.A. "C"
                                           (LEADING BREWERY)                                3,500         33,068
                                         Kimberly Clark de Mexico S.A. de C.V. "A"
                                           (CONSUMER PAPER PRODUCTS AND NEWSPRINT)          8,000         39,253
                                         Panamerican Beverages Inc. "A"
                                           (SOFT DRINK BOTTLER)                             2,000         79,750
                                         Telefonos de Mexico S.A. de C.V. "L"
                                           (ADR)
                                           (TELECOMMUNICATION SERVICES)                     2,500        141,563
                                         (a)Tubos de Acero de Mexico S.A.
                                           (MANUFACTURER OF VARIOUS TYPES OF
                                           PIPES, CASINGS AND TUBING)                       1,500         27,563
                                         ---------------------------------------------------------------------------
                                                                                                         521,165
--------------------------------------------------------------------------------------------------------------------
PANAMA--1.3%                             Banco Latinoamericano de Exportaciones
                                           S.A. "E" (ADR)
                                           (BANK)                                             500         17,875
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PERU--6.3%                               Cementos Lima S.A. "T"
                                           (CEMENT PRODUCER)                               21,700         47,386
                                         Union de Cerveceria Backus & Johnston
                                           S.A. "T"
                                           (PRODUCER OF MALTED, NONALCOHOLIC AND
                                           CARBONATED DRINKS)                              50,000         38,929
                                         ---------------------------------------------------------------------------
                                                                                                          86,315
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS PORTFOLIO--100%
                                         (Cost $1,300,337)                                             1,364,990
                                         ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $1,300,337 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $96,579, the gross unrealized depreciation was $31,926 and the net unrealized appreciation on investments was $64,653.

See accompanying Notes to Financial Statements.

PORTFOLIO OF Investments

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998 (unaudited)

 ASSETS
Investments, at value
(Cost $1,300,337)                                               $1,364,990
--------------------------------------------------------------------------
Cash                                                                78,859
--------------------------------------------------------------------------
Deferred organization expense                                       13,985
--------------------------------------------------------------------------
Receivable for:
  Dividends                                                          5,319
--------------------------------------------------------------------------
  Reimbursement from Adviser                                         8,857
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,472,010
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Distribution services fee                                            170
--------------------------------------------------------------------------
  Other payables and accrued expenses                               30,395
--------------------------------------------------------------------------
    Total liabilities                                               30,565
--------------------------------------------------------------------------
NET ASSETS                                                      $1,441,445
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $1,367,569
--------------------------------------------------------------------------
Undistributed net realized gain on investments                       5,557
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          64,650
--------------------------------------------------------------------------
Undistributed net investment income                                  3,669
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,441,445
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,255,621 / 127,994 shares outstanding)                         $ 9.81
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $10.41
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($142,025 / 14,520 shares outstanding)                            $ 9.78
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($43,799 / 4,480 shares outstanding)                              $ 9.78
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                                            Financial STATEMENTS

For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

STATEMENT OF OPERATIONS

 NET INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $147)             $ 7,274
-----------------------------------------------------------------------
  Interest                                                        4,154
-----------------------------------------------------------------------
    Total investment income                                      11,428
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  4,259
-----------------------------------------------------------------------
  Distribution services fee                                         170
-----------------------------------------------------------------------
  Administrative services fee                                       851
-----------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                       26,329
-----------------------------------------------------------------------
  Professional fees                                               4,990
-----------------------------------------------------------------------
  Amortization of organization expenses                           1,016
-----------------------------------------------------------------------
  Other                                                             726
-----------------------------------------------------------------------
    Total expenses before expense waiver                         38,341
-----------------------------------------------------------------------
Less expenses waived and absorbed by investment manager         (30,582)
-----------------------------------------------------------------------
    Total expenses after expense waiver                           7,759
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             3,669
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments                                                   7,541
-----------------------------------------------------------------------
    Foreign currency related transactions (net of CPMF tax
    of $749)                                                     (1,984)
-----------------------------------------------------------------------
                                                                  5,557
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           64,650
-----------------------------------------------------------------------
Net gain on investments                                          70,207
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $73,876
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

 OPERATIONS AND CAPITAL SHARE ACTIVITY
  Net investment income                                         $    3,669
--------------------------------------------------------------------------
  Net realized gain                                                  5,557
--------------------------------------------------------------------------
  Change in net unrealized appreciation                             64,650
--------------------------------------------------------------------------
Net increase in net assets resulting from operations                73,876
--------------------------------------------------------------------------
Net increase from capital share transactions                     1,347,569
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     1,421,445
--------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                 20,000
--------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $3,669)                                                      $1,441,445
--------------------------------------------------------------------------

FINANCIAL Statements

For the period from December 31, 1997 (commencement of operations) to April 30, 1998
--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Latin America Fund (the Fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio securities which are
                             traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                                                                           Notes
to FINANCIAL STATEMENTS

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the period ended April 30, 1998.

                             The Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain (loss) on foreign currency related transactions.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

NOTES TO Financial Statements

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (the Adviser) and pays a management fee at an annual rate of 1.25% of the first $250 million of average daily net assets declining to 1.15% of average daily net assets in excess of $1 billion.
                             However, the Fund incurred no management fee for the period ended April 30, 1998, after an expense waiver by the Adviser. In addition, the Adviser has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, the Adviser waived and absorbed expenses of $30,582 for the period ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distribution, Inc.
                             (KDI), a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                          COMMISSIONS ALLOWED
                                                                                            BY KDI TO FIRMS
                                                                                          -------------------
                                       Period ended April 30, 1998                              $1,189

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees and commissions related to Class B and Class C shares are as follows:

                                                                                                    COMMISSIONS AND
                                                                             DISTRIBUTION FEES   DISTRIBUTION FEES PAID
                                                                              RECEIVED BY KDI       BY KDI TO FIRMS
                                                                             -----------------   ----------------------
                                       Period ended April 30, 1998                 $170                  4,049

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the period ended April 30, 1998, after an expense waiver by the Adviser. During the period ended April 30, 1998, KDI paid fees of $274 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred shareholder services fees of $1,050 for the period ended April 30, 1998, all of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no accounting fees for the period ended April 30, 1998, after a fee waiver of $16,666 by the Adviser.

                                                                           Notes
to FINANCIAL STATEMENTS

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of the Adviser. For the period ended April 30, 1998, the Fund made no payments to its officers or directors.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $1,380,519

                             Proceeds from sales                          87,723

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                              PERIOD ENDED
                                                                                       --------------------------
                                                                                       ------APRIL-30,-1998------
                                                                                       SHARES            AMOUNT
                                        SHARES SOLD
                                        Class A                                        127,454         $1,177,041
                                       --------------------------------------------------------------------------
                                        Class B                                         13,818            134,454
                                       --------------------------------------------------------------------------
                                        Class C                                          3,892             38,686
                                       --------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                                           (162)            (1,489)
                                       --------------------------------------------------------------------------
                                        Class C                                           (113)            (1,123)
                                       --------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                                     $1,347,569
                                       --------------------------------------------------------------------------

NOTES TO Financial Statements

For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

                                                                    CLASS A         CLASS B           CLASS C
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $ 9.50            9.50              9.50
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                .04             .01               .01
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                     .27             .27               .27
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .31             .28               .28
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.81            9.78              9.78
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         3.26%           2.95              2.95
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                         2.19%           3.07              3.04
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 1.16%            .28               .31
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                             11.17%          12.05             12.02
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                 (7.82)%          (8.70)            (8.67)
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of period                                                                        $1,441,445
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                      33%
-----------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

                                                                       Financial
HIGHLIGHTS

NOTES

DIRECTORS
OFFICERS

DANIEL PIERCE
Chairman and Director
JAMES E. AKINS
Director
ARTHUR R. GOTTSCHALK
Director
FREDERICK T. KELSEY
Director
FRED B. RENWICK
Director
JOHN B. TINGLEFF
Director
JOHN G. WEITHERS
Director
MARK S. CASADY
President
PHILIP J. COLLORA
Vice President and
Secretary
JOHN R. HEBBLE
Treasurer
JOYCE E. CORNELL
Vice President
DIEGO ESPINOSA
Vice President
JERARD K. HARTMAN
Vice President
TARA C. KENNEY
Vice President
THOMAS W. LITTAUER
Vice President
ANN M. MCCREARY
Vice President
KATHRYN L. QUIRK
Vice President
SHERIDAN P. REILLY
Vice President
M. ISABEL SALTZMAN
Vice President
LINDA J. WONDRACK
Vice President
MAUREEN E. KANE
Assistant Secretary
CAROLINE PEARSON
Assistant Secretary
ELIZABETH C. WERTH
Assistant Secretary


 ..........................................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

KEMPER LOGO
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KLAF - 3 (6/98) 1048910

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                              DIRECTORS&OFFICERS